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                                                                   EXHIBIT 10.27

                               LICENSE AGREEMENT

      This Agreement made this ___ day of July, 1995 by and between Dr. Sakharam
D. Mahurkar, an individual residing in Chicago, Illinois (hereinafter "Licensor") and Strato/Infusaid Inc., a Massachusetts corporation, having a place of business in Norwood, Massachusetts (hereinafter "Licensee").

                                   WITNESSETH

      WHEREAS, Licensor owns United States Patent No. ***


      WHEREAS, Licensee wishes to obtain and Licensor is willing to grant to Licensee the non-exclusive right and license to make, have made for it, use and sell products covered by Licensor's *** patent.


      NOW, THEREFORE, in consideration of the mutual covenants and promises made herein and for other good and valuable consideration, the parties agree as follows:

                                I.  DEFINITIONS

      A. LICENSED PATENT RIGHTS -- Shall mean United States Patent No. *** and all foreign counterparts for the *** patent and any divisions, continuations, continuations-in-part or reissues of such patents.

      B. LICENSED PRODUCTS -- Shall mean any product that is covered by any claim of the *** patent, whether sold for hemodialysis or non-hemodialysis applications in catheter, kit or implantable port form.


      C. NET SALES -- Shall mean the amount invoiced to Licensee's customers (including End Users and Distributors) f.o.b. Licensee's factory, exclusive of allowances for returns or taxes, but shall



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include all *** or other product covered by this Agreement.


      D. End User -- Shall mean any bona fide customer of Licensee who purchases Licensed Products for purposes other than resale to unrelated third parties.

      E. Distributor -- Shall mean any entity that purchases Licensed Products for purposes of resale to unrelated third parties.




                               II.  LICENSE GRANT


      A. Licensor hereby grants Licensee, and the specific affiliated companies identified in Appendix A, a personal, non-exclusive, non-transferable right and license under said Licensed Patent Rights to make, have made for it, use and sell Licensed Products. Licensee shall have no right to grant sublicenses under any of the Licensed Patents. The sale of a Licensed Product for which a royalty has been paid under this Agreement shall not be considered as the grant of a sublicense.


      B. No license or right is granted by implication or otherwise with respect to any patent or pending patent application of Licensor except as specifically set forth in the definition of Licensed Patent Rights.


                                III.  ROYALTIES

      A. Licensee shall pay Licensor *** upon execution of this Agreement, as full payment of any obligations or liabilities for any past acts of infringement of the


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*** patent.  The signed Agreement, with payment, shall be sent to Licensor's attorneys, Niro, Scavone, Haller & Niro, 181 West Madison, Suite 4600, Chicago, Illinois 60602-4515.

      B. Commencing effective January 1, 1995, Licensee shall also pay Licensor a continuing royalty for all Licensed Products manufactured or sold by Licensee. The royalties due shall be as follows:


                      FOR SALES MADE DIRECTLY TO END USERS


          1. For all Licensed Products which include or operate with *** that are covered by any claim of U.S. Patent No. ***, the royalty due shall be *** of Licensee's Net Sales of Licensed Products.

          2. For all Licensed Products *** or other form that are covered by any claim of U.S. Patent no. *** the royalty due shall be *** of Licensee's Net Sales of Licensed Products.


                         FOR SALES MADE TO DISTRIBUTORS


          3. For all Licensed Products which include or operate with *** that are covered by any claim of U.S. Patent No. *** the royalty due shall be *** of Licensee's Net Sales of Licensed Products.

          4.  For all Licensed Products *** or other



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      form that are covered by any claim of U.S. Patent No. *** the royalty due shall be *** of Licensee's Net Sales of Licensed Products.

      C. In the case of all royalties due Licensor, there shall be included in the royalty base for the purpose of determining the royalties due, the Net Sales of all *** which are sold in combination with, or packaged with, the ***

      D. In the event Licensor shall hereafter *** Licensor shall *** license under such more favorable rates for each patent in which *** provided Licensee
***
      E. In the event the applicable claims of the *** patent are finally adjudged to be invalid or unenforceable in any final order or judgment in any civil action or other proceeding from which no appeal has been or can be taken, then Licensee shall receive the benefit of any such final order or judgment as if it were a party to that proceeding including, specifically, relief from any obligation to pay further royalties under the applicable claims of the *** patent.

                        IV.  BOOKS, RECORDS AND PAYMENTS

      A.  Licensee shall keep accurate and complete books and


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records sufficient to determine the quantity of Licensed Products sold by
Licensee to the extent necessary to accurately reflect all items material to the determination of the amounts due and owing Licensor and, at the written request of Licensor, Licensee shall cause the same to be reviewed by an outside certified public accountant named by Licensor. If the audit review shows a discrepancy of more than *** Licensee shall pay all expenses of the audit review. If the audit review shows a discrepancy of *** or less, Licensor shall pay all expenses of the audit review.


      B. The books and records of Licensee shall identify the quantity of all Licensed Products sold by Licensee, with credit for returns for which credit is given to customers. Such records shall show separately the quantity of Licensed Products sold to each End User or each Distributor net price and the date of invoice and shipment. Sales shall be considered as made on the date of invoice unless shipped more than thirty (30) days before invoiced, in which event such sales shall be considered as made on the date of shipment.

      C. Within one month after the last day of each calendar quarter, Licensee shall send Licensor a report, in writing, certified by an officer of Licensee as to its correctness, showing separately the quantity of Licensed Products subject to a royalty payment that were sold to End Users and to Distributors and then computing the amount of royalty due Licensor for the preceding quarter as to each category of customer, except that the reports




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for the first, second and third quarters of 1995 shall be due no later than
October 31, 1995. The initial quarter shall begin on January 1, 1995 and end on March 30, 1995. Each such report shall be accompanied by the proper royalty amount then payable to Licensor as shown in such report. The report due for each quarter which coincides with the end of a calendar year or portion of a calendar year in which termination of this Agreement occurs shall also include a statement of the total payments for such year made pursuant to this Agreement.

      D. All such reports, books, records and accounts shall be retained for not less than three (3) years, and shall be open to confidential examination at Licensor's expense at all reasonable times, not more than twice per year, by an independent outside certified public accountant designated by Licensor. The information obtained in any such audit will be kept in confidence and disclosed only to Licensor and his counsel for use in evaluating Licensor's compliance with this Agreement.

      E. Any failure by Licensee to keep and maintain such books and records or to provide reports or payments to Licensor as required by this Agreement shall constitute a material breach of this Agreement.

      F. In the event an audit of Licensee's books and records by an outside certified public accountant establishes that Licensee's payments to Licensor are deficient by an amount greater than *** of the amount actually due Licensor, Licensee shall be required, upon receipt of notice of such deficiency, to pay



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Licensor the total amount due, plus a penalty of *** the interest on such deficiency calculated at the prime rate charged by major New York banks at the time the deficiency is discovered, unless the deficiency results from a failure by Licensee to pay royalties on a product or products that are not Licensed Products.

      G. Within thirty (30) days of December 31, 1995, Licensee shall provide Licensor (at Licensee's cost) one copy of each item of sales and promotional literature for each Licensed Product and a single sterile or non-sterile sample of each Licensed Product in its customary packaging. Thereafter, Licensee shall notify Licensor of any product which has been discontinued and shall provide Licensor with one copy of each item of sales or promotional literature which has been modified or changed in any way and a single sterile or non-sterile sample of each Licensed Product which has been modified or changed in any way within thirty (30) days of the discontinuation or implementation of such modification or change. The cost charged Licensor for each sample shall be separately invoiced to Licensor and shall not include any mark-up for profit of any kind. Licensor shall also have the right to return any samples for full credit provided the packaging for such samples is unopened. Within thirty (30) days of December 31 of each year, Licensee shall also provide Licensor with a complete product catalog identifying the products Licensee sells.

                            V.  TERM AND TERMINATION

      A.  This Agreement shall continue in full force and effect,


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unless sooner terminated as herein provided, with respect to the various
Licensed Products licensed hereunder, until the expiration date of each corresponding Licensed Patent Right covering each Licensed Product.

      B. Licensor may terminate this Agreement upon written notice to Licensee, if:

          1. Licensee shall become insolvent, or shall make any assignment for the benefit of creditors, or Licensee is adjudicated bankrupt, or a receiver or trustee of the Licensee's properties shall be appointed.

          2. Licensee shall remain in default of any payment or report required hereunder or fail to comply with any other provision of this Agreement for a period of more than forty-five (45) days after written notice specifying such default or failure is given Licensee by Licensor.

          3. Licensee shall otherwise continue to violate any term, condition or provision of this Agreement for a period of more than forty-five (45) days after written notice specifying such violation is given Licensee by Licensor.

In the event Licensee cures any default within the forty-five (45) day time period set forth above, the subject Agreement shall not be terminated and shall remain in full force and effect.

      C. Licensee may terminate this Agreement for any reason by giving Licensor ninety (90) days written notice. Termination shall become effective upon expiration of the ninety (90) day period.

      D.  Termination of this Agreement shall not relieve Licensee


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of the obligation to make payments accruing under this Agreement prior to termination nor shall it bar Licensor from obtaining any relief to which Licensor may be entitled in law or in equity.

                                VI.  ASSIGNMENTS

      A. This Agreement shall inure to the benefit of, and be binding upon, the successors, legal representatives or assigns of Licensor.

      B. This Agreement and the licenses granted hereunder, are personal and shall not be assigned by Licensee to any other business or entity (except entities wholly-owned by the same shareholders of Licensee or completely controlled by Licensee), nor shall it be extended to any third party that purchases any part of Licensee's assets or stock, without the prior written consent of Licensor. Notwithstanding the foregoing, however, Licensee shall have the right to assign this License as part of the sale of the entire business or assets to which this Agreement relates, provided such sale is not made to any entity that is involved in litigation with Licensor relating to the Licensed Patents (including appeals) at the time any such assignment, purchase, sale or transfer is made.

                              VII.  PATENT MARKING

      Licensee agrees to apply to all Licensed Products sold under this Agreement, where it is possible to do so, and in all events to packages in which such products are sold, except for packages of products in inventory as of the date of this License Agreement, appropriate markings stating that the products are licensed under


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the appropriate Licensed Patent Rights.  Where possible, patent markings should also appear on product literature, as well as packaging.

                           VIII.  SEVERABILITY CLAUSE

      If any part, provision, covenant or condition of this Agreement shall be held to be invalid, illegal, void or unenforceable in any respect, such invalidity, illegality, voidness or unenforceability shall not affect any other parts of this Agreement, and this Agreement shall be construed as if such invalid, illegal, void or unenforceable part, provision, covenant or condition had never been contained herein. If, moreover, any one or more of the parts, provisions, covenants or conditions contained in this Agreement shall for any reason be held to be excessively broad as to time, duration, geographical scope, activity or subject, it shall be construed, by limiting and reducing it, so as to be enforceable to the extent compatible with the applicable law as it shall then appear.

                                  IX.  NOTICES

      All notices required or permitted by this Agreement shall be in writing and shall be sent by registered mail, postage prepaid, addressed as follows:

Licensor:


                     Dr. Sakharam Mahurkar
                     6171 North Sheridan
                     Suite 1112
                     Chicago, Illinois 60660


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Licensee:

                            General Counsel of Strato/Infusaid
                            c/o Pfizer Inc.
                            Legal Division
                            Pfizer, Inc.
                            235 East 42nd Street
                            New York, New York 10017-5755

       Any party may change the address to which notices shall be sent to it by notice in writing to the other party.

                     X.     NON-WARRANTIES AND WARRANTY

       A.     Nothing in this Agreement shall be construed as:

              1. a warranty or representation by Licensor as to the validity or scope of any patent that has issued from the Licensed Patent rights;

              2. a warranty or representation that making, using or selling of Licensed Products will be free from infringement of any patents owned by others than Licensor.

       B. Licensee hereby releases and holds Licensor harmless from any and all product liability claims, actions, losses, damages and liability resulting from or arising out of the manufacture, use or sale by Licensee of Licensed Products.

       C. Licensee agrees to indemnify Licensor for all product liability claims, actions, losses, proceedings, damages, liabilities, costs and expenses, including attorney's fees arising out of, in connection with or resulting from the manufacture, use or sale of Licensed Products by Licensee.

       D. Licensor has not made, and does not make, any representation, warranty or covenant, express or implied, with respect to the condition, quality, durability, suitability, fitness

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for particular purpose or merchantability of Licensed Products or Licensed
Apparatus. Further, Licensor expressly disclaims any and all warranties, express or implied, regarding the condition, quality, durability, suitability, fitness for particular purpose or merchantability of Licensed Products.

                            XI.    EFFECTIVE DATE

     This Agreement shall become effective and binding upon the parties hereto on the date first above written.

     IN WITNESS WHEREOF, the parties hereto have caused to be signed by their duly authorized officers, this Agreement at the places and on the dates set forth below.

                                   DR. SAKHARAM D. MAHURKAR, LICENSOR



Dated: July 27, 1995               /s/ S. Muhurkar
       ---------------------       ------------------------------------

                                   STRATO/INFUSAID INC., LICENSEE

Dated: 07/24/95                    By: /s/ James R. Hager
       ---------------------          ---------------------------------
                                           James R. Hager

                                   Its General Manager
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                                   APPENDIX A

                          List of Affiliated Companies


American Medical Systems, Inc.

Biomedical Sensors Ltd.

Howmedica, Inc.

NAMIC, Inc.

Pfizer Inc.

Schneider (Europe) AG

Schneider (USA) Inc.

Valleylab, Inc.